UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 22, 1999 (October 15, 1999)


                        SYMONS INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


  Indiana                     1-12369                          35-1707115
(State or other             (Commission                       (IRS Employer
jurisdiction of             File Number)                   Identification No.)
incorporation)


                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (317) 259-6400

Item 4.  Changes in Registrant's Certifying Accountant.

         On October 15, 1999, Symons International Group, Inc. (the "Company") was advised by Arthur Andersen LLP ("Andersen") that Andersen had decided not to accept the June 1, 1999 appointment by the Company's Audit Committee and Board of Directors as the Company's independent auditors for 1999.

         Andersen has not issued any independent accountant's reports and has not performed any attest or review services for the Company.

         The Company has requested Andersen furnish it with a letter addressed to the SEC stating whether or not Andersen agrees with the statements contained herein. A copy of Andersen's letter dated October 22, 1999, is attached as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.

         Financial Statements:  None

         Exhibits:

Exhibit No.            Description

        16             Letter re Change in Certifying Accountant


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 22, 1999            SYMONS INTERNATIONAL GROUP, INC.


                                    By: /s/ Douglas H. Symons
                                    Douglas H. Symons, President

Arthur Andersen LLP


October 22, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 in the Form 8-K dated October 22, 1999 of Symons International Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with statements concerning our firm contained therein.


Very truly yours,

Arthur Andersen LLP

/s/ Terry D. Hardy

By: Terry D. Hardy